Exhibit 99.1

Middlefield Banc Corp. Investor Presentation August 2014

Thomas G. Caldwell Donald L. Stacy President and CEO Treasurer and CFO

August 27, 2014

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the

Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.com on the “Investor Relations” page. Middlefield Banc

Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Middlefield Banc Corp.

For over 100 years, Middlefield Banc Corp. has supported its communities by offering customers superior financial products, exceptional service, and modern banking amenities

(1) Stock price, market cap and dividend yield as of June 30, 2014

(2) Financial figures for the period ended July 31, 2014

OTC QB: MBCN

Stock Price: $29.00

Market Cap: $59.3 million

Dividend (yield): $1.04 (3.6%)

Headquarters: Middlefield, Ohio

Established: Bank 1901/HC 1988

Branches: 10

Assets: $668.3 million

Loans $450.1 million

Deposits: $588.8 million

Company Snapshot(1)(2)

Rankings and Awards

SNL Financial(1)

According to a June 16, 2014 article from SNL Financial, Middlefield Banc Corp. had the 10th highest ROAE out of public community banks with under $1 billion in assets.

Independent Banker(2)

According to May 30, 2014 study from Independent Banker,

Middlefield Banc Corp. had the 21st highest ROE of community banks with assets of $500 million to $1 billion

American Banker(3)

Middlefield Banc Corp. was ranked 63rd out of the top 200 community banks and thrifts by 3-year Avg. ROE according to an April 28, 2014 American Banker article.

Sources:

(1) SNL June 16, 2014

Disproving the naysayers, some banks under $1B thrive By Kiah Lau Haslett and Marshall Schraibman

(2) Independent Banker http://independentbanker.org/2014/05/community-banks-with-assets-of-more-than-500-million-to-1-billion/ (3) American Banker April 28, 2014 http://www.americanbanker.com/magazine/124_04/rising-tide-our-ranking-of-the-top-200-community-banks-1066820-1.html

Growing Banking Franchise

Total Assets

$800 $700 $600 $500 $400 $300 $200 $100 $-

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Profitable throughout the economic cycle and never reported a quarterly loss History of quarterly cash dividend payments and maintained dividend amount during recession Excellent asset quality, strong liquidity profile, and robust core deposit base Strong Return on Average Equity Expanded into Central Ohio with the April 2007 acquisition of Emerald Bank Acquired Westerville branch in November 2008 Consolidated Emerald Bank into The Middlefield Banking Company on January 20, 2014

9.3% CAGR

Middlefield Overview

Middlefield Banc Corp. is a community banking leader with strong brand recognition in its markets

Favorable distribution network: 10 branches in five counties, serving two distinct Ohio market areas

Northeastern Ohio market consists principally of:

Geauga County – Trumbull County

Ashtabula County – Portage County

Two central Ohio branches are located in Dublin and Westerville in Franklin County, north of Columbus .

Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million people

Opportunities to “fill in” gap between two operating geographies

According to FDIC statistics, Ohio insured financial institutions have declined 25% from 304 institutions in 2003 to 227 at the end of 2013

In terms of deposits, out of 258 banks in the State of Ohio Middlefield was the 31 st largest bank in the state at June 30, 2013

Middlefield Serves Two Distinct Ohio Markets with Strong Demographics

8 of the bank’s 10 offices (and more than 86% of deposits) are located in counties that have stronger demographics than the State average median household income, median value, value of owner-occupied housing, and employment rates

Northeast Ohio

8 banking locations

Geauga County is 3rd in median household income(1) out of 88 Ohio counties

Geauga County is the center of the 4th largest Amish population in the world

– This demographic provides a strong borrowing and stable deposit base

Marcellus and Utica Shale opportunities

Improvements in manufacturing

Northern Columbus

2 banking locations

Columbus is state capital and largest city in Ohio

Franklin County is 2nd in population in Ohio

Delaware County, immediately north of Franklin, has the 2nd highest median household income in Ohio

At June 30, 2013, 5 of the 34 banks in Franklin County controlled 85% of total deposits.

(1) According to: www.usa .com/rank/ohio -state—median-household-income—county-rank.htm?hl=Geauga&hlst=OH&yr=6000

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Corporate Infrastructure and Experienced Management to Support Growth

Middlefield’s success is driven by a strong leadership team dedicated to creating value for shareholders, while providing the highest quality financial products and services within the communities the Company serves

Experienced Management

Average tenure of 8 executive officers:

– At MBCN is over 14 years

– Within industry is over 25 years

Thomas Caldwell, CEO serves on the Federal Delegate Board of the Independent Community Bankers of America, having been elected in June 2010. Mr. Caldwell previously served as Chairman of the Community Bankers Association of Ohio.

Sales-orientation culture

Community focused culture

Recent Investments in Infrastructure

Focused on expanding technology

Launched new website

Enhanced on-line banking

Developed mobile banking capabilities

Hired Chief Information Officer and Chief Credit Officer

Centralized operations center to a new 20,000 sq. foot facility

Personal Banking

Customers trust Middlefield Banc Corp. to be there for them in day-to-day money management as well as for those milestone events in their financial lives

Personal Banking Products and Services

? Strong brand recognition in core markets

– #1 Market Share in Geauga County

– #6 Market Share in Portage County

– #4 overall within the primary northeastern Ohio market

Focused on growth

– Improved on-line banking offerings

– Residential mortgage products

– De novo expansion and strategic acquisitions

Market Share

Strong Market Share in

Northeastern Ohio Market

Ashtabula, Geauga, Portage & Trumbull Counties

June 30, 2013

Deposits in Market

Rank Institution Branches Market ($M) Share

1 Huntington National Bank 37 1,538,790 20.47

2 JP Morgan Chase 19 834,401 11.10

3 First Place Bank 9 655,562 8.72

4 The Middlefield Banking Co. 8 520,314 6.92

5 KeyBank 15 514,954 6.85

6 PNC Bank 13 490,407 6.52

7 Cortland Savings & Banking 11 393,692 5.24

8 First Merit Bank 12 347,989 4.63

Total for institutions in market 197 5,296,109

Opportunities To Increase

Market Share in Central Ohio

Franklin County

June 30, 2013

Deposits in Market

Rank Institution Branches Market ($M) Share

1 Huntington National Bank 75 13,680,490 32.12

2 JP Morgan Chase 53 9,591,390 22.52

3 PNC Bank 43 5,112,607 12.00

4	Nationwide Bank 2 4,132,346 9.70
5	Fifth Third Bank 49 3,759,998 8.83
24	Emerald Bank* 2 66,545 0.16
25	Vinton County National Bank 1 65,691 0.15
26	United Midwest Savings 1 62,453 0.15

Bank

Total for institutions in market 355 42,591,591

* On January 20, 2014, Emerald Bank was consolidated into The Middlefield Banking Company

Source: FDIC

Commercial Banking

For over 100 years, Middlefield Banc Corp. has been helping businesses grow

Commercial Banking Products and Services

$198.1 in commercial loans at June 30, 2014

Enhanced commercial banking leadership team by adding:

Chief Credit Officer

SVP – Commercial Lending

Expertise in niche commercial loan products

Growth objectives include:

– Branch expansions

– Selective acquisitions

– Increase market share

Annual Commercial Loan Growth(1)

$250 $200 $150 $100 $50 $-

2009 2010 2011 2012 2013

(1) Dollars in millions

9.2%cagr

History of Strong Financial Results

Annual Return on Average Assets and Equity

14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00%

ROAA ROAE

2009 2010 2011 2012 2013

0.36% 0.41% 0.65% 0.95% 1.06% 4.90% 6.44% 10.24% 11.98% 13.17%

Return on Average Assets Return on Average Equity

Six Months Ended June 30, 2014 2013 ROAA(1) 1.02% 1.02% ROAE(1) 12.33% 12.32%

(1) Annualized

Managed cost of funding to increase net interest margin

Moving forward into 2014, anticipate continued pressure on margin levels due to:

Higher regulatory costs

Continued low rate environment

Investments to support growth

Opportunities to offset margin pressures and increase profitability by improvements in fee based income

2014 Second Quarter Highlights

Throughout 2014 Middlefield will be making investments in its business by enhancing the company’s operations, products, and services, and adding senior managers to assist with its growth objectives

2014 second quarter highlights include:

Net interest income increased 5.3% to $5.9 million from $5.6 million for the 2013 second quarter.

The net interest margin improved to 4.04%, compared to 3.88% for the same period of 2013.

Tangible stockholders’ equity improved 4.8% from 2014 first quarter, and 11.6% from

December 31, 2013.

Total net loans increased 9.5% from the 2013 second quarter and 1.4% compared to the 2014 first quarter.

Nonperforming assets declined to $12.9 million from $15.2 million for the 2013 second quarter.

Tier 1 capital ratio strengthened to 9.31% from 8.49% at June 30, 2013.

Stable and Growing Loan Portfolio

Total loans at June 30, 2014 were $450.1 million, up from $412.4 million in same period last year

Loan policy goal is to achieve a composition mix of:

– 40 – 50% residential real estate loans

– 35 – 45% commercial loans

– 5 – 15% consumer loans

– 5% credit card accounts

Adding secondary mortgage market will enhance residential product

Especially in Columbus market

No national or sub-prime lending

Lending within market area

Participation loans with banks that have similar credit quality standards and cultures

Loan Portfolio at March 31, 2014

Commercial & Industrial Real Estate—Construction

Residential Mortgage Commercial Mortgage

Consumer Installment

Annual Loan Growth(1)

$500 $400 $300 $200 $100

$-

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

(1) Dollars in millions

Excellent Asset Quality

Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income

(1) Problem assets peaked in 2011, primarily driven by non -owner occupied 1—4 family in Central Ohio market

(2) Net charge-offs returned to normalized levels in 2012

Dollars in thousands 2011 2012 2013 Q214 Q213

Nonperforming Loans $24,546 $14,224 $12,290 $10,506 $12,869

Real Estate Owned 2,196 1,846 2,698 2,392 2,361

Nonperforming Assets (NPAs) $26,742 $16,070 $14,988 $12,898 $15,230

NPAs/Total Assets (%) 4.09% 2.40% 2.32% 2.33% 3.12%

Allowance for Loan Losses $6,819 $7,779 $7,046 $7,129 $7,749

Allowance/Total Loans (%) 1.70% 1.90% 1.62% 1.58% 1.88%

Net Charge-off Ratio –

Annualized (%) 0.65% 0.30% 0.22% 0.10% 0.32%

Attractive Valuation and Performance Metrics , and Strong Capital Levels

Valuation/Performance Metrics(2)

Ohio

Peers(1)

MBCN

Valuation Metrics(3)

Price/Tangible Book

1.2x

1.1x

Price/LTM EPS

16.0x

8.4x

Dividend Yield

2.7%

3.6%

Performance Metrics(4)

TCE/TA

9.4%

7.6%

LTM ROAA

0.7%

1.1%

LTM ROAE

7.3%

12.6%

LTM NIM

3.7%

3.8%

Loans/Deposits

77.1%

76.6%

NPAs/Assets

1.4%

2.3%

Texas Ratio

14.4%

26.5%

Efficiency Ratio

73.3%

64.7%

Capital Levels at June 30, 2014

Middlefield Banc Corp.

(Dollars in thousands)

Amount Ratio

Total Capital (to Risk-weighted Assets)

Actual $ 67,469 14.45

For Capital Adequacy Purposes 37,344 8.00

To Be Well Capitalized 46,680 10.00

Tier I Capital (to Risk-weighted Assets)

Actual $ 61,618 13.20

For Capital Adequacy Purposes 18,672 4.00

To Be Well Capitalized 28,008 6.00

Tier I Capital (to Average Assets)

Actual $ 61,618 9.31

For Capital Adequacy Purposes 26,482 4.00

To Be Well Capitalized 33,102 5.00

Peer group includes Ohio domiciled, publically traded banks with $300 million—$1.3 billion in assets

Peer group and MBCN data according to Bloomberg

Valuation metrics at July 31, 2014

Performance metrics at most recent quarter end

Supplemental Information

Financial Summary

Dollars in thousands 2009 2010 2011 2012 2013

Net interest income 14,268 18,149 21,075 22,299 22,928

Provision for loan losses 2,578 3,580 3,085 2,168 196

Noninterest income 2,668 2,623 2,237 3,451 3,145

Noninterest expense 12,650 14,763 15,501 15,639 16,870

Income before income taxes 1,708 2,429 4,726 7,943 9,007

Income taxes(73)(88) 596 1,662 1,979

Net income 1,781 2,517 4,130 6,281 7,028

Net interest margin 3.30% 3.41% 3.65% 3.74% 3.85%

Total assets 558,658 632,197 654,551 670,288 647,090

Loans outstanding, net 348,660 366,277 395,061 400,654 428,679

Deposits 487,106 565,251 580,962 593,335 568,836

Equity capital 36,707 38,022 47,253 55,437 53,473

Earnings per share 1.15 1.60 2.45 3.29 3.49

Cash dividend (per share) 1.04 1.04 1.04 1.04 1.04

Dividend pay-out ratio 90.28% 65.04% 42.71% 31.87% 29.14%

Return on average assets 0.36% 0.41% 0.65% 0.95% 1.06%

Return on average equity 4.90% 6.44% 10.24% 11.98% 13.17%